DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
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LETTER TO SHAREHOLDERS

Dear Shareholder:

  We  are  pleased  to  provide you with this report on the Dreyfus Pennsylvania
Municipal  Money  Market  Fund for the 12-month period ended September 30, 1998.
Your Fund produced a yield of 3.01% and, after taking into account the effect of compounding, the effective yield was 3.05%.*

THE ECONOMY

  The  risk of global recession loomed large by the end of the reporting period.
Since last summer, the international economic crisis has spread from Asia and Russia into Latin America and its effects are evident in the U.S., as witnessed by early signs of a slowing in our domestic economy. Second-quarter gross domestic product grew at an annual rate of 1.8%, well below the 5.5% rate in the first quarter, while the trade deficit has continued to widen, affected by weakening foreign demand and low-priced imports. These developments have heightened a sense of global economic interdependence and have resulted in a shift in emphasis by the Federal Reserve Board, whereby fighting inflation has taken a subordinate role to that of maintaining stable U.S. economic growth. On
September 29, the Federal Open Market Committee cut interest rates for the first time since January 1996. That quarter-point reduction in the Federal Funds target rate to 5.25% was designed to cushion the adverse effects of the overseas economic crisis on the domestic economy. The Federal Funds rate is the interest rate that banks charge each other for overnight loans.

  While the corporate sector wrestles with the economic implications of global developments, consumers have powered the economy. The reasons for their optimism are no surprise. Inflation remains tame, running at an annual rate comfortably below 2% . After-tax income is growing and jobs are plentiful: the unemployment rate has been at or near 30-year lows throughout the reporting period and new jobs have been created at a robust pace. The consumer sector comprises two thirds of the activity in the $8-trillion U.S. economy and, with the business sector slowing, any significant pullback in household spending could trigger a recession. Up to now, the spillover effect from developments abroad has been largely confined to the manufacturing sector, whose activity has contracted of late due to the falloff in export demand. Aside from this "erosion at the edges" as Fed Chairman Alan Greenspan describes it, layoffs on a broader scale--a factor that could weaken consumer resolve to spend--so far have not occurred. It is clear that the Fed is concerned about the possibility of worldwide recession.
The recent October interest rate reduction was a major step by the Fed toward mitigating the domestic effects of international financial turmoil and a gesture meant to serve notice to the world of the seriousness of its purpose.

MARKET ENVIRONMENT/PORTFOLIO STRATEGY

The Fed's action to reduce the target rate for Fed Funds provided even greater strength  to  the  short-term  municipal money market. Prior to this action, the short-term  market  had  already  felt  the  effects of the diminished supply of eligible  new  issuance  over  the summer months. This year's summer calendar of municipal  notes (consisting mainly of California paper) was drastically reduced by  a  combination of factors. Due to the strength of local and state economies, several issuers reduced the amount of short-term borrowing needed. Additionally, unlike  prior years, many issuers came to market with securities with maturities beyond  the 13-month maximum restriction allowable for money funds. Other issues were  converted  to  a  synthetic  structure that is not currently permitted for purchase  in  your  Fund. The overall result was a lower yield for most one-year
paper,    both    national    and    state    specific.

  We extended your Fund's average maturity to the 70-day range in early summer, just prior to the market strengthening. Your Fund benefited from our purchase of securities in the one-year range at yields significantly higher than what is currently available in the market. In mid-summer, yields began to drop and we utilized the commercial paper market to maintain the Fund's average maturity. In the months ahead, we will continue to participate in the tax-exempt commercial paper market as a means of extension while yields in the one-year note market remain aggressive. In the event of any market weakness, we would consider, if supply conditions allow, additional purchases of Pennsylvania-exempt notes in the one-year range. As always, we will structure the portfolio in an attempt to maximize current yield while maintaining our commitment to high quality tax-exempt investments.

               Very truly yours,


               [Richard J. Moynihan signature logo]



               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

October 16, 1998

New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly

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STATEMENT OF INVESTMENTS                                   SEPTEMBER 30, 1998

                                                                                                   Principal

Tax Exempt Investments--98.5%                                                                       Amount            Value

                                                                                                _____________     _____________

Pennsylvania--94.3%

Allegheny County Hospital Development Authority:
  HR (South Hills Health System) 4.25%, 3/31/99 (LOC; PNC Bank). . . . . . . . . . . . . .     $    3,500,000    $    3,508,383

  Revenue, VRDN:

    Refunding (Saint Francis Health Center)

       3.95% (LOC; First National Bank of Chicago) (a) . . . . . . . . . . . . . . . . . .          4,000,000         4,000,000

    (Saint Francis Medical Center)

       3.75%, Series A (LOC; First National Bank of Chicago) (a).  . . . . . . . . . . . .         10,000,000        10,000,000

Allegheny Industrial Development Authority, Revenue, VRDN

  (Longwood at Oakmont Project) 4.10%, Series B (LOC; Dresdner Bank) (a) . . . . . . . . .          4,900,000         4,900,000

Bucks County Industrial Development Authority, IDR, VRDN (Oxford Falls Project)

  4.15% (Corp. Guaranty; Household Finance Corp.) (a)  . . . . . . . . . . . . . . . . . .            900,000           900,000

Butler County Industrial Development Authority, Revenue (Lutheran Welfare)

  3.80%, Series A, 11/1/98 (LOC; PNC Bank) . . . . . . . . . . . . . . . . . . . . . . . .          7,260,000         7,260,000

Carbon County Industrial Development Authority, RRR, CP (Panther Creek Partners
Project):

  3.50%, 11/18/98 (LOC; National Westminster Bank) . . . . . . . . . . . . . . . . . . . .          2,000,000         2,000,000

  3.60%, Series A, 12/18/98 (LOC; National Westminster Bank) . . . . . . . . . . . . . . .          4,000,000         4,000,000

  3.40%, Series A, 1/21/99 (LOC; National Westminster Bank)  . . . . . . . . . . . . . . .          3,000,000         3,000,000

Dauphin County General Authority, VRDN (Allied Health Pooled Financing Program)

  3.65%, Series B (Insured; FSA and Liquidity Facility; Credit Suisse) (a) . . . . . . . .          5,000,000         5,000,000

Doylestown Hospital Authority, HR, VRDN (Doylestown)

  3.15%, Series B (Insured; AMBAC and Liquidity Facility; PNC Bank) (a)  . . . . . . . . .          5,500,000         5,500,000

Emmaus General Authority, Revenue, VRDN:

  3.60%, Sub-Series 7 (GIC; Goldman Sachs and Co.) (a).  . . . . . . . . . . . . . . . . .          1,200,000         1,200,000

  3.60%, Sub-Series 7 (Insured; FSA and Liquidity Facility; Credit Suisse) (a) . . . . . .          5,000,000         5,000,000

Erie County Industrial Development Authority, Revenue, VRDN:

  (Hamot Health Foundation)
    4.05% (Insured; AMBAC and Liquidity Facility; National City Bank) (a)  . . . . . . . .          6,630,000         6,630,000

  (McInnes Steel Co. Project) 4.15% (LOC; Huntington National Bank) (a). . . . . . . . . .          1,100,000         1,100,000

Lebanon County Health Facility Authority, Health Center Revenue, VRDN

  (United Church Christ Homes) 3.65% (LOC; Allied Irish Banks) (a) . . . . . . . . . . . .          3,800,000         3,800,000

Lehigh County Industrial Development Authority, Industrial and Commercial

 Development Revenue, VRDN (Radnor/Lehigh Corp. Project)

  4.125% (LOC; Dresdner Bank) (a). . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,065,000         8,065,000

Montgomery County Industrial Development Authority, Revenue, CP

  3.40%, 1/26/99 (LOC; Deutsche Bank)  . . . . . . . . . . . . . . . . . . . . . . . . . .          2,250,000         2,250,000

Pennsylvania Economic Development Finance Authority, Exempt Facility Revenue,
VRDN

  (National Gypsum Co. Project) 3.95%, Series A (LOC; Nationsbank) (a) . . . . . . . . . .          1,500,000         1,500,000

Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, VRDN

  3.80%, Series B (LOC; Student Loan Marketing Association) (a). . . . . . . . . . . . . .          4,500,000         4,500,000

Pennsylvania Higher Educational Facilities Authority:

 CICU Financing Program Revenue (Saint Francis College)

    4.50%, Series B-7, 11/1/98 (LOC; Allied Irish Banks) . . . . . . . . . . . . . . . . .          3,000,000         3,001,540

  Council Independent Colleges (Saint Josephs University)

    3.58%, 3/31/99 (LOC; First Union National Bank)  . . . . . . . . . . . . . . . . . . .          3,400,000         3,400,000

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
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STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998

                                                                                                 Principal

Tax Exempt Investments (continued)                                                                 Amount             Value
-------------------------------------------------------                                         _____________     _____________

Pennsylvania (continued)

Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue

  4.80%, Series A, 12/1/98 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . .     $    2,500,000    $    2,504,865

Philadelphia, TRAN 4.25%, Series A, 6/30/99. . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,022,081

Philadelphia Authority, IDR, VRDN (Institute for Cancer Research Project)

  4.15%, Series A (LOC; Morgan Guaranty Trust Co.) (a) . . . . . . . . . . . . . . . . . .            100,000           100,000

Philadelphia School District, TRAN
  4.25%, Series A, 6/3/99 (LOC; First Union National Bank) . . . . . . . . . . . . . . . .          5,000,000         5,021,693

Schuylkill County Industrial Development Authority, Revenue, VRDN

  (Pine Grove Landfill Inc.) 4.30% (LOC; Bank of Boston) (a).  . . . . . . . . . . . . . .          9,700,000         9,700,000

Venango Industrial Development Authority, RRR, CP (Scrubgrass Project):

  3.60%, 12/14/98 (LOC; National Westminster Bank) . . . . . . . . . . . . . . . . . . . .          2,700,000         2,700,000

Washington County Authority, LR, VRDN (Higher Education Pooled Equipment Lease)

  3.65%, Series A (LOC; First Union National Bank of North Carolina) (a) . . . . . . . . .          4,055,000         4,055,000

U.S. Related--4.2%

Commonwealth of Puerto Rico Government Development Bank, CP

  3.50%, 11/18/98. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,294,000         5,294,000

                                                                                                                  _____________

TOTAL INVESTMENTS (cost $124,912,562). . . . . . . . . . . . . . . . . . . . . . . . . . .              98.5%      $124,912,562

                                                                                                      _______     _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1.5%    $    1,885,352

                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $126,797,914

                                                                                                      _______     _____________


DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
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Summary of Abbreviations
-----------------------------------------------------------------------------

AMBAC       American Municipal Bond Assurance Corporation           LOC         Letter of Credit

CP          Commercial Paper                                        LR          Lease Revenue

FSA         Financial Security Assurance                            RRR         Resources Recovery Revenue

HR          Hospital Revenue                                        TRAN        Tax and Revenue Anticipation Notes

GIC         Guaranteed Investment Contract                          VRDN        Variable Rate Demand Notes

IDR         Industrial Development Revenue

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Moody's              or            Standard & Poor's                 Percentage of Value

________                           _________________                 ___________________

VMIG1/MIG1                         SP1+/SP1, A1+/A1                          91.5%

Aaa/Aa (b)                         AAA/AA (b)                                 8.5

                                                                           _______

                                                                            100.0%

                                                                           _______


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Securities payable on demand. Variable interest rate--subject to periodic change.

(b) Notes which are not MIG or SP rated are represented by bond ratings ofthe issuers.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
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STATEMENT OF ASSETS AND LIABILITIES                        SEPTEMBER 30, 1998

                                                                                                     Cost             Value

                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $124,912,562      $124,912,562

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                            1,206,957

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              779,898

                                                                                                                _____________

                                                                                                                    126,899,417

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               56,839

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               44,664

                                                                                                                  _____________

                                                                                                                        101,503

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $126,797,914

                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $126,826,517

                                 Accumulated net realized gain (loss) on investments . . .                             (28,603)

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $126,797,914

                                                                                                                  _____________

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                          126,826,517

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                                $1.00

                                                                                                                         ______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
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STATEMENT OF OPERATIONS                         YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                           $4,567,539

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . . . . . .        $   623,768

                                 Shareholder servicing costs--Note 2(b)  . . . . . . . . .             80,783

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             50,614

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             15,545

                                 Custodian fees  . . . . . . . . . . . . . . . . . . . . .             14,346

                                 Prospectus and shareholders' reports  . . . . . . . . . .             11,568

                                 Trustees' fees and expenses--Note 2(c)  . . . . . . . . .              8,491

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              5,714

                                                                                                  ___________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                              810,829

                                                                                                                    ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            3,756,710

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b) . . . . . . . . . . . . . . . . . . . .                               (4,554)

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                           $3,752,156

                                                                                                                    ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
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STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Year Ended            Year Ended

                                                                                   September 30, 1998     September 30, 1997

                                                                                    __________________      ________________


OPERATIONS:
  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    3,756,710         $    4,103,592

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .               (4,554)                (2,544)

                                                                                        _____________          _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . .            3,752,156              4,101,048

                                                                                      _____________          _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (3,756,710)            (4,103,592)

                                                                                        _____________          _____________

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .          266,067,237            289,225,274

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,563,779              3,919,938

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .         (273,879,544)          (314,009,714)

                                                                                        _____________          _____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions  . .           (4,248,528)           (20,864,502)

                                                                                        _____________          _____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . .           (4,253,082)           (20,867,046)

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          131,050,996            151,918,042

                                                                                        _____________          _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $126,797,914           $131,050,996

                                                                                        _____________          _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
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FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                                    Year Ended September 30,

                                                                     ______________________________________________________

PER SHARE DATA:                                                      1998         1997        1996           1995         1994
                                                                    ______       ______       ______        ______       ______
   Net asset value, beginning of period  . . . . . . . . . .       $  1.00      $  1.00      $  1.00       $  1.00      $  1.00

                                                                    ______       ______       ______        ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .          .030         .030         .030          .034         .025

                                                                    ______       ______       ______        ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .         (.030)       (.030)       (.030)        (.034)       (.025)

                                                                    ______       ______       ______        ______       ______

   Net asset value, end of period  . . . . . . . . . . . . .       $  1.00      $  1.00      $  1.00       $  1.00      $  1.00

                                                                    ______       ______       ______        ______       ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .          3.05%        3.03%        3.04%         3.50%        2.54%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .65%         .66%         .68%          .42%         .20%

   Ratio of net investment income

       to average net assets . . . . . . . . . . . . . . . .          3.01%        2.99%        3.00%         3.45%        2.51%

   Decrease reflected in above expense ratios

       due to undertakings by the Manager  . . . . . . . . .            --           --          .01%          .27%         .47%

   Net Assets, end of period (000's Omitted) . . . . . . . .      $126,798     $131,051     $151,918      $142,731     $140,723

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
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NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Pennsylvania Municipal Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ) as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager" ) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Fund received net earnings credits of $6,954 during the year ended September 30, 1998, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $24,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1998. The carryover does not include net realized securities losses from November 1, 1997 through September 30, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, $100 of the carryover expires in fiscal 2000, $3,600 expires in fiscal 2003, $17,800 expires in fiscal 2004 and $2,500 expires in fiscal 2006.

At September 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of . 50 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1998, the Fund was charged $9,251 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1998, the Fund was charged $47,366 pursuant to the transfer agency agreement.

  (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

  We have audited the accompanying statement of assets and liabilities of Dreyfus Pennsylvania Municipal Money Market Fund, including the statement of investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Municipal Money Market Fund at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

October 30, 1998


DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1998 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes)


Dreyfus lion "d" logo                                   (reg.tm)

Dreyfus logo                                   (reg.tm)


DREYFUS PENNSYLVANIA MUNICIPAL

MONEY MARKET FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              104AR989

Pennsylvania

Municipal Money

Market Fund

Annual Report

September 30, 1998